Mercantile Bank Corporation

# AGENDA

1. Introductory Comments – Robert Kaminski, President & CEO
2. Call the Meeting to Order
3. Introduction of Inspectors, Secretary, Directors, Proxies, Officers, Accountants and Counsel
4. Approval of Minutes of the 2019 Annual Shareholders Meeting – May 23, 2019
5. Shareholder Proposals:
   a. Election of Six Directors (each for a one-year term)
   b. Approval of the Mercantile Bank Corporation 2020 Stock Incentive Plan
   c. Ratification of BDO USA, LLP as Independent Registered Public Accounting Firm for 2020
   d. Advisory Approval of the Compensation of the Named Executive Officers
6. Management Presentation
7. Announce Voting Results
8. Questions for Accountants (BDO USA, LLP) and Counsel (Dickinson Wright)
9. Adjourn Meeting
10. Questions for Management of the Company
11. Adjourn Q&A Session


Mercantile
Bank Corporation
2020
ANNUAL MEETING
OF SHAREHOLDERS

Mercantile Bank Corporation

# FORWARD-LOOKING STATEMENTS

This presentation contains comments or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such comments are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including the significant disruption to financial market and other economic activity caused by the outbreak of COVID-19; and other factors, including risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

# MANAGEMENT PRESENTATION

Mercantile Bank Corporation

## Two Areas to Cover

1. Activities related to the COVID-19 Crisis

2. Progress we continue to make regarding one of our most impactful areas of strategic focus – Non-Interest Income Growth

Mercantile Bank Corporation | LOCATIONS

# Michigan's
# Community Bank®


Full Service Branch
Lending Center
Lending Center / Live ATM Banker
Fairview
St. Helen
Rose City
West Branch
Cadillac
Clare
Midland
Canadian Lakes
Remus
Mt. Pleasant
Shepherd
Lakeview
Vestaburg
Merrill
Howard City
Alma
Ithaca
St. Charles
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Holland
Hastings
Lansing
Troy
Kalamazoo
Paw Paw
Portage

Mercantile Bank Corporation

# COVID-19 ACTIVITIES & TIMELINE


Monitoring Initial Reports of COVID-19
January 2020
Pandemic plan activated
Branches open by appointment only
75-80% of staff working remotely from home
CARES Act signed into law
All PPP applications approved by SBA and funded
Planning for the State's re-opening
February
February
March 18th
March 18th
March 23rd
March 25th
March 27th
April
May
May
May
Health & safety of employees & customers paramount
Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers
All lobbies closed
Significant portion of staff fully immersed in PPP processing and submission
PPP focus now shifts to the planning and implementation of the forgiveness phase

Mercantile Bank Corporation

# CREDIT ADMINISTRATION

With a significant portion of Michigan's economy shut down due to the Stay at Home Executive Order to combat COVID-19, Mercantile remains in close contact with its customers to monitor their status and financial condition.

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength during times of economic weakness. The maintenance of strong credit administration practices has been part of that work.

Loan portfolio metrics have remained very strong for the past several years, and the vast majority of the Bank's customers have done well. Payment Relief Assistance programs the Bank has initiated and the government stimulus (PPP) are helping clients weather some of their challenges.

Mercantile Bank Corporation

# PAYMENT RELIEF ASSISTANCE

## COMMERCIAL

### Interest Only Amendments

| # Total to Date | $ Total |
|---|---|
| 463 | $421,104,000 |

### Payment Deferrals

| # Total to Date | $ Total |
|---|---|
| 153 | $6,541,000 |

## RETAIL

### Payment Deferrals By Loan Type

| Type of Loan | Total Principal Balance |
|---|---|
| Freddie | $32,120,000 |
| Port Mortgage | $20,266,000 |
| Consumer Term | $677,000 |
| HELOC | $1,182,000 |
| FHLBI | $860,000 |
| Personal Line | $5,000 |
| Grand Total | $55,110,000 |

*Information current as of 5/20/2020 @ 10:00 AM*

Mercantile Bank Corporation

# PAYCHECK PROTECTION PROGRAM (PPP)

| | Round 1 (From 4/3/2020 – 4/20/2020) | Round 2 (From 4/27/2020 – 5/22/2020) | Totals |
|---|---|---|---|
| # of Applications | 1,550 | 538 | 2,088 |
| $ Funded | $502,698,572 | $47,200,036 | $549,898,608 |

Mercantile Bank Corporation

# ONLINE BANKING

## Retail Online Banking

Logins Increased 49% Year-Over-Year



Retail Users
37,000
36,500
36,000
35,500
35,000
34,500
34,000
33,500
33,000
April 2019
April 2020



Retail Logins
600,000
500,000
400,000
300,000
200,000
100,000
0
April 2019
April 2020

## Business Online Banking

Logins Increased 17% Year-Over-Year



Business Users
8,350
8,300
8,250
8,200
8,150
8,100
8,050
April 2019
April 2020



Business Logins
88,000
86,000
84,000
82,000
80,000
78,000
76,000
74,000
72,000
70,000
68,000
66,000
April 2019
April 2020

Mercantile
Bank Corporation

# Non-Interest Income Strategic Initiatives

## Mortgage Pipeline Trend Year-Over-Year Comparison



2019 Apps
2020 Apps
Applications
1200
1000
800
600
400
200
0
January
February
March
April
May
June
July
August
September
October
November
December

Mercantile Bank Corporation

# Non-Interest Income Strategic Initiatives

## Mortgage Production Year-Over-Year Comparison



2019
2020
2019 Units
2020 Units
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Volume
600
500
400
300
200
100
0
Units
January
February
March
April
May
June
July
August
September
October
November
December

Mercantile Bank Corporation

# YOY Growth Rate Q1 2020

## Revenue Streams



13.4%
Service Charges on Accounts
1.7%*
Credit & Debit Card Income
*14.2% for 2019 before pandemic reduced transaction volumes.
14.2%
Payroll Services
248.0%
Mortgage Banking Income


Mercantile
Bank Corporation
THANK YOU
NASDAQ Global Select Market
Symbol: MBWM
310 Leonard Street NW
Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com